Exhibit 13.1

CERTIFICATION

Pursuant to 18 United States Code § 1350

As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

The undersigned hereby certify that the Annual Report on Form 20-F for the fiscal year ended December 31, 2006 of China Life Insurance Company Limited (the “Company”) filed with the Securities and Exchange Commission on the date hereof fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 18, 2007	By:	/s/ Wan Feng
	Name:	Wan Feng
	Title:	Vice President and Executive Director
Acting Chief Executive Officer

Date: May 18, 2007	By:	/s/ Liu Jiade
	Name:	Liu Jiade
	Title:	Chief Financial Officer